PRUDENTIAL TOTAL RETURN BOND FUND, INC.

Supplement Dated October 15, 2013 to the

Summary Prospectus, Prospectus and Statement of Additional Information dated December 31, 2012

Effective as of October 31, 2013, the name of the registered investment company known as Prudential Total Return Bond Fund, Inc. will change to Prudential Investment Portfolios, Inc. 17 and the name of the portfolio known as Prudential Total Return Bond Fund, Inc. will change to Prudential Total Return Bond Fund (the “Fund”).

All references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information will change accordingly.

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